SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 13, 2003

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)

2525 Dupont Drive Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

(714) 246-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On October 14, 2003, Allergan, Inc., a Delaware corporation (“Allergan”), announced the execution of an Agreement and Plan of Merger, dated as of October 13, 2003 (the “Merger Agreement”), by and among Allergan, Wilson Acquisition, Inc., a California corporation and wholly-owned subsidiary of Allergan (“Merger Sub”), and Oculex Pharmaceuticals, Inc., a California corporation (“Oculex”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Oculex, with Oculex surviving and becoming a wholly-owned subsidiary of Allergan.

     A copy of Allergan’s press release dated October 14, 2003 announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Allergan, Inc. Press Release dated October 14, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: October 14, 2003	By:	/s/ Eric K. Brandt

	Name:	Eric K. Brandt
	Title:	Corporate Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description

99.1	Allergan, Inc. Press Release dated October 14, 2003.